UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/  Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to ss.240.14a-12

                            KOREA EQUITY FUND, INC.
         -------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


        --------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)  Date Filed:

                            KOREA EQUITY FUND, INC.
                    Two World Financial Center, Building B
                           New York, New York 10281

                              -------------------

                 NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
                                August 17, 2006

                             --------------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

     Notice is hereby given that the 2006 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, August 17, 2006, at 10:30 A.M. to consider and vote on the following matters:

     (1) The election of two Directors to serve as Class II Directors, each to serve for a term to expire in 2008 and until their successors are duly elected and qualify;

     (2) The election of two Directors to serve as Class III Directors, each to serve for a term to expire in 2009 and until their successors are duly elected and qualify; and

     (3) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on June 30, 2006 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.



                                    By Order of the Board of Directors



                                              NEIL A. DANIELE
                                                 Secretary


New York, New York
Dated: July 12, 2006

The enclosed proxy card may be executed by holders of record as of the Record Date. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Meeting.

                     [This page intentionally left blank]

                                PROXY STATEMENT

                            KOREA EQUITY FUND, INC.
                    Two World Financial Center, Building B
                           New York, New York 10281

                               -----------------

                      2006 ANNUAL MEETING OF SHAREHOLDERS
                                August 17, 2006

                              ------------------

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2006 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, August 17, 2006, at 10:30 A.M. The approximate mailing date of this Proxy Statement is July 17, 2006.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class II Directors (Proposal 1), and FOR the election of two Class III Directors (Proposal 2).

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

     Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.

     The Board of Directors has fixed the close of business on June 30, 2006, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 30, 2006, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

     The Board of Directors of the Fund knows of no business other than the election of two Class II Directors and the election of two Class III Directors to be considered at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or call 1-800-833-0018).


                             ELECTION OF DIRECTORS

     The Fund's Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualified. Each year the term of office of one class will expire. The term of office for Directors in Class I expires at the Annual Meeting of Shareholders to be held in 2007 and for Directors in Class III at the Meeting and when their successors are duly elected and qualify. The term of office for Directors in Class II expired at the Annual Meeting of Shareholders held in 2005 and when their successors are duly elected and qualify. Each of the two Class II Director nominees proposed in this Proxy Statement for election to the Board of Directors is currently a Director of the Fund. The other current Directors consists of two Class I Directors and two Class III Directors. The two Class III Directors are nominees for election at the Meeting and the two Class I Directors will continue in office after the Meeting.

     Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

PROPOSAL 1. NOMINEES PROPOSED FOR ELECTION AS CLASS II DIRECTORS

     Messrs. Chor Weng Tan and Hiroshi Terasaki have been nominated to serve as Class II Directors for a term expiring at the Annual Meeting of Shareholders to be held in 2008 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

     Mr. Tan has served as a Director of the Fund since it commenced operations in 1993. Mr. Terasaki has served as a Director of the Fund since he was appointed to that position by the Board on June 20, 2005 to fill a vacancy. Messrs. Tan and Terasaki were nominated for election as directors at the 2005 Annual Meeting of Shareholders of the Fund, which was held on August 10, 2005. At that meeting, Messrs. Tan and Terasaki received a majority of the votes cast for the election of directors but did not receive the requisite votes representing a majority of the outstanding shares of the Fund. Accordingly, they were not elected to new three-year terms at that meeting but, in accordance with the Fund's Bylaws and applicable state law, continue to serve as directors of the Fund until their successors are elected and qualify.

     Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the following Class II Director nominees: Chor Weng Tan and Hiroshi Terasaki.

     The Board of Directors knows of no reason why either of the Class II Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend. Mr. Tan is not an "interested person" of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee for Mr. Tan will not be an "interested person." Mr. Terasaki is an "interested person" of the Fund within the meaning of the Investment Company Act as a result of his service with Nomura Asset Management Co., Ltd. ("NAM") and its affiliates.

     The following tables contain information about the nominees for election as Class II Directors.

Interested Director

     Biographical and other information relating to the Class II Director nominee who is an "interested person," as defined in the Investment Company Act, of the Fund is set out below.



                                               Term of                                                 Number of      Other Public
                               Position(s)    Office and                                              Funds in the   Directorships
                                Held with     Length of              Principal Occupation(s)          Fund Complex    Held by the
   Name, Address and Age        the Fund     Time Served*            During Past Five Years            Overseen***      Director
--------------------------   -------------  --------------  ----------------------------------------  -------------  -------------
                   Class II (Nominee for a Term Expiring at the Annual Meeting of Shareholders to be held in 2008)
Hiroshi Terasaki (50)**       Class II      Director since    Managing Director and Chief Executive   2 registered         None
c/o Nomura Asset Management   Director      June 2005         Officer, Nomura Asset Management U.K.   investment
U.S.A. Inc.                                                   Limited from 2003 to 2005; General      companies
Two World Financial                                           Manager, Fixed Income Investment        consisting of 2
Center, Building B                                            Department of NAM from 2000 to 2003.    portfolios
New York
New York 10281


-----------------------
   * Mr. Terasaki, if elected, will serve as a Class II Director for a term expiring at the Annual Meeting of Shareholders to be held in 2008 and until his successor is elected and qualified or until his earlier resignation or removal.

  ** Mr. Terasaki is an "interested person," as defined in the Investment
     Company Act, of the Fund based on his positions with NAM and its affiliates. Mr. Terasaki is a director of Japan Smaller Capitalization Fund, Inc. for which Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") acts as manager and for which NAM acts as investment adviser.

 *** In addition to the Fund, the "Fund Complex" includes Japan Smaller
     Capitalization Fund, Inc.

Non-Interested Director

     Biographical and other information relating to the Class II Director nominee who is not an "interested person," as defined in the Investment Company Act, of the Fund is set out below.


                                               Term of                                                 Number of      Other Public
                               Position(s)    Office and                                              Funds in the   Directorships
                                Held with     Length of              Principal Occupation(s)          Fund Complex    Held by the
   Name, Address and Age        the Fund     Time Served*            During Past Five Years            Overseen***      Director
--------------------------   -------------  --------------  ----------------------------------------  -------------  -------------
                   Class II (Nominee for a Term Expiring at the Annual Meeting of Shareholders to be held in 2008)
Chor Weng Tan (70)**          Class II      Director since   Retired since 2004; Managing Director    2 registered         None
142 West End Avenue           Director      1993             for Education, The American Society      investment
Apartment 19R                                                of Mechanical Engineers from 1991 to     companies
New York 10023                                               2004.                                    consisting of 2
                                                                                                      portfolios

-----------------------
   * Mr. Tan, if elected, will serve as a Class II Director for a term expiring at the Annual Meeting of Shareholders to be held in 2008 and until his successor is elected and qualified or until his earlier resignation or removal.

  ** Mr. Tan is also a director of Japan Smaller Capitalization Fund, Inc.
     for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

 *** In addition to the Fund, the "Fund Complex" includes Japan Smaller
     Capitalization Fund, Inc.


PROPOSAL 2. NOMINEES PROPOSED FOR ELECTION AS CLASS III DIRECTORS

     Messrs. Rodney A. Buck and James E. Hillman have been nominated to serve as Class III Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2009 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

     Messrs. Buck and Hillman have been nominated for election as Directors by the Nominating Committee of the Board of Directors. As described below, this Committee nominated Messrs. Buck and Hillman after the two current Class III Directors, Messrs. William K. Grollman and Arthur R. Taylor, advised the Board of Directors that they did not wish to stand for re-election.

     Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the following Class III Director nominees: Rodney A. Buck and James E. Hillman.

     The Board of Directors knows of no reason why either of the Class III Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend. Each of the Class III Director nominees is not an "interested person" of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee for each of them will not be an "interested person."

     The following table contains information about the nominees for election as Class III Directors.

Non-Interested Directors

     Each of the Class III Director nominees is not an "interested person," as defined in the Investment Company Act, of the Fund. Biographical and other information relating to the Class III Director nominees is set out below.


                                               Term of                                                 Number of      Other Public
                               Position(s)    Office and                                              Funds in the   Directorships
                                Held with     Length of              Principal Occupation(s)          Fund Complex    Held by the
   Name, Address and Age        the Fund     Time Served*            During Past Five Years            Overseen**       Director
--------------------------   -------------  --------------  ----------------------------------------  -------------  -------------
                  Class II (Nominees for a Term Expiring at the Annual Meeting of Shareholders to be held in 2009)
Rodney A. Buck (58)           __            __                Owner, Buck Capital Management          None                None
1857 West County Road                                         (private investment management
Calais                                                        firm) since 2005; Executive
Vermont 05648                                                 Vice President and Chief
                                                              Investment Officer, National
                                                              Life Group (insurance holding
                                                              company) from 2000 to 2005;
                                                              Chief Executive Officer;
                                                              Sentinel Advisors Company
                                                              (investment adviser) from 1996
                                                              to 2005.

James E. Hillman (49)         __           __                 Owner, James E. Hillman CPA             None              Citigroup
59 Westminster Road                                           (consulting firm) since 2006;                            Alternative
Lynbrook                                                      Director, Citigroup Alternative                          Investments
New York 11563                                                Investments  Trust                                          Trust
                                                              (registered investment company)
                                                              since 2006; Managing Director,
                                                              The Bank of New York, Inc. from
                                                              1999 to 2006; Director, BNY
                                                              Hamilton Funds, PLC (offshore
                                                              investment company) from 1999 to
                                                              2005; Director, BNY Fund Management
                                                              (Cayman) Ltd. from 1999 to 2006.


-----------------------
   * If elected by the shareholders and qualify, each Class III Director nominee will serve for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2009 and until his successor is elected and qualified or until his earlier resignation or removal.

  ** In addition to the Fund, the "Fund Complex" includes Japan Smaller
     Capitalization Fund, Inc.


INFORMATION REGARDING OTHER DIRECTORS

The following table contains information about Class I Directors whose terms will continue after the Meeting.

Class I Directors

Non-Interested Directors

     Each of the Class I Directors is not an "interested person," as defined in the Investment Company Act, of the Fund. Biographical and other information relating to the Class I Directors is set out below.


                                               Term of                                                 Number of      Other Public
                               Position(s)    Office and                                              Funds in the   Directorships
                                Held with     Length of              Principal Occupation(s)          Fund Complex    Held by the
   Name, Address and Age        the Fund     Time Served*            During Past Five Years            Overseen***      Director
--------------------------   -------------  --------------  ----------------------------------------  -------------  -------------
                          Class I (Term Expiring at the Annual Meeting of Shareholders to be held in 2007)
William G. Barker,            Class I       Director          Retired.                                2 registered        None
Jr.** (73)                    Director      since 1993                                                investment
111 Parsonage Road                                                                                    companies
Greenwich                                                                                             consisting of
Connecticut 06830                                                                                     2 portfolios

John F. Wallace (77)**        Class I       Director          Retired since 2000; Vice President      2 registered        None
17 Rhoda Street               Director      since 1993        of the Fund from 1997 to 2000 and       investment
West Hempstead                                                Secretary and Treasurer of the Fund     companies
New York 11552                                                from 1993 to 1997; Senior Vice          consisting of
                                                              President of NAM-U.S.A. from 1981       2 portfolios
                                                              to 2000, Secretary from 1976 to 2000,


                                                            5


                                                              Treasurer from 1984 to 2000 and
                                                              Director from 1986 to 2000.


--------------------
   * Each Class I Director serves for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2007 and until his successor is elected and qualified or until his earlier resignation or removal.

  ** Each Class I Director is also a director of Japan Smaller Capitalization
     Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

 *** In addition to the Fund, the "Fund Complex" includes Japan Smaller
     Capitalization Fund, Inc.


ADDITIONAL INFORMATION CONCERNING DIRECTORS

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and are "independent" as defined in the New York Stock Exchange listing standards. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     During the fiscal year ended October 31, 2005, the Board of Directors held 15 meetings, the Audit Committee held two meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

     Report of the Audit Committee. The following is a report by the Fund's Audit Committee regarding the responsibilities and functions of the Audit Committee.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on August 6, 2003, the Audit Committee's principal responsibilities are to: (i) select and oversee the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and (v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. A copy of the Audit Committee Charter was attached as Exhibit I to the Fund's 2004 Proxy Statement.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP ("Ernst & Young"), the Fund's independent accountants, and discussed with Ernst & Young certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining the independence of those accountants. At its meeting held December 14, 2005, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young their independence and considered whether the provision of services by Ernst & Young to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining Ernst & Young's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2005.

     The Audit Committee's Charter for the Fund requires the Audit Committee
(a) to pre-approve all auditing services to be provided to the Fund by the Fund's independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act and (c) to pre-approve non-audit services to be provided to the Fund's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

                                    Submitted by the Audit Committee of the
                                    Board of Directors of the Fund

                                    William G. Barker, Jr.
                                    William K. Grollman
                                    Chor Weng Tan
                                    Arthur R. Taylor
                                    John F. Wallace

     Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to select and nominate the independent (i.e., non-interested) Directors of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund's manager and its affiliates and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

     The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in

Regulation 14A of the 1934 Act. A copy of the Nominating Committee Charter was attached as Exhibit II to the Fund's 2004 Proxy Statement.

     Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should be provided in accordance with the deadline specified in the Fund's Bylaws and include the information required by the Fund's Bylaws.

     The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets annually to identify and evaluate nominees for Director and make its recommendations to the Board. The Committee may meet more frequently if vacancies on the Board occur during a given year. In identifying and evaluating a potential nominee to serve as an independent Director of the Fund, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Fund and to protect the interests of Fund shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

     As indicated above, Messrs. William K. Grollman and Arthur R. Taylor, the current Class III Directors, advised the Board of Directors that they did not wish to stand for re-election as Directors. In accordance with its Charter, the Nominating Committee met and considered recommendations for candidates. The Nominating Committee has nominated Messrs. Rodney A. Buck and James E. Hillman for election as Class III Directors. Mr. Buck was initially recommended to the Nominating Committee by the Fund's counsel and Mr. Hillman was initially recommended to the Nominating Committee by an independent Director. No nominee recommendation was received from shareholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund's needs and circumstances, and as applicable legal or listing standards change.

     Communications with the Board of Directors. Shareholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Two World Financial Center, Building B, New York, New York 10281). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See "Additional Information -- Proposals of Shareholders" below.

     Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. Each member of the Board of Directors then in office was present at the Fund's 2005 annual meeting of shareholders.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the 1934 Act requires the officers and directors of the Fund and persons who own more than 10% of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, the New York Stock Exchange and the Boston Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year. However, Hiroshi Terasaki, the President and Director of the Fund, Keiko Tani, the Vice President of the Fund, and Eric Poh, the portfolio manager of the Fund, filed Forms 3 subsequent to their due dates.

     Interested Persons. The Fund currently treats one Class II Director nominee, Mr. Terasaki, as an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with NAM and its affiliates.

     Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $10,000 plus $1,000 per Board or committee meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses aggregated $73,400 for the fiscal year ended October 31, 2005.

     The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                                                Pension or Retirement       Aggregate Compensation
                                    Aggregate Compensation   Benefit Accrued as Part of   from Fund Complex Paid to
                                        from Fund For           Fund Expenses for its        Directors During the
                                    its Fiscal Year Ended         Fiscal Year Ended           Calendar Year Ended
        Name of Director               October 31, 2005           October 31, 2005            December 31, 2005*
        ----------------               ----------------           ----------------            ------------------
William G. Barker, Jr........                $16,539                    None                        $45,000
William K. Grollman..........                 13,500                    None                         34,500
Chor Weng Tan................                 13,500                    None                         34,500


                                                            9


Arthur R. Taylor.............                 13,500                    None                         34,500
Hiroshi Terasaki**...........                 --                        None                           --
John F. Wallace..............                 13,500                    None                         33,500

-----------------------

   * In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2005.

  ** Mr. Terasaki was appointed a Director of the Fund effective June 20, 2005.

     Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:


   Name, Address* and        Position(s) Held      Term of Office** and             Principal Occupation(s)
    Age of Officers           with the Fund        Length of Time Served             During Past Five Years
    ---------------           -------------        ---------------------             ----------------------
Hiroshi Terasaki (50)       President               President since 2005     President of NAM-U.S.A. since 2005;
                                                                             Managing Director and Chief Executive
                                                                             Officer, Nomura Asset Management U.K.
                                                                             Limited from 2003 to 2005; General
                                                                             Manager, Fixed Income Investment
                                                                             Department of NAM from 2000 to 2003.

Kenneth L. Munt (59)        Vice President          Vice President since     Senior Vice President and Secretary of
                                                    2001                     NAM-U.S.A. since 1999.

Keiko Tani (43)             Vice President          Vice President since     Senior Vice President and General Counsel
                                                    2005                     of NAM-U.S.A. since 2005; Leader, Legal
                                                                             Team, Product Documentation & Legal
                                                                             Department of NAM from 2003 to 2005,
                                                                             General Manager of Legal Department
                                                                             from 1999 to 2003.

Rita Chopra-Brathwaite      Treasurer               Treasurer since 2002     Vice President of NAM-U.S.A. since 2001;
(37)                                                                         Assistant Vice President of NAM-U.S.A.;
                                                                             from 1999 to 2000.

Neil Daniele (45)           Secretary               Secretary since 2002     Senior Vice President of NAM-U.S.A. Inc.
                                                                             since 2002; Vice President and Compliance
                                                                             Officer of Munich Re Capital Management
                                                                             Corp. (asset management firm) from 2001
                                                                             to  2002; Vice President of AIG Global
                                                                             Investment Group, Inc. (asset management
                                                                             firm) from 2000 to 2001; Compliance
                                                                             Officer of AIG Global Investment Corp.
                                                                             from 1996 to 2000.

-----------------------
   * The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.

  ** Elected by and serves at the pleasure of the Board of Directors.

     Stock Ownership. Information relating to the share ownership by each Director nominee and each current Director who will continue to serve as a Director after the Meeting, at June 15, 2006, is set out below:


                                                                                            Aggregate Dollar Range of
      Name of Continuing             Shares of Common         Aggregate Dollar Range of    Securities in All Registered
          Directors                  Stock of the Fund            Equity Securities         Funds in the Fund Complex
         and Nominees               Beneficially Owned               in the Fund           Overseen by Director Nominee
         ------------               ------------------               -----------           ----------------------------
Current Directors
   William G. Barker, Jr.                   -0-                         None                           None


                                                           10


   John F. Wallace                         2,000                   $10,001-$50,000               $10,001-$50,000


Nominees
   Rodney A. Buck                           -0-                         None                     $10,001-$50,000
   James E. Hillman                         -0-                         None                           None
   Chor Weng Tan                           3,500                   $10,001-$50,000               $50,001-$100,000
   Hiroshi Terasaki                         -0-                         None                           None


     As of June 15, 2006, the current Directors and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (5 persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited ("NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore").


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     City of London Investment Group PLC ("CLIG") and City of London Investment Management Company Limited (together with CLIG, the "City of London") have reported beneficial ownership of approximately 7.86% as of June 9, 2006. City of London is located at 10 Eastcheap, London, EC3M, 1LX, Great Britain. To the knowledge of the management of the Fund, City of London is the only beneficial owner of more than 5% of the Fund's outstanding shares.

                                            Shares of Common Stock         Percentage of the Fund's
                                            the Fund Beneficially           Common Stock Owned at
Name of Beneficial Owner                    Owned at June 9, 2006                June 9, 2006
------------------------                    ---------------------                ------------
City of London Investment Group                     660,767                          7.86%
PLC and City of London Investment
Management Company Limited



                            ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

     The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained The Altman Group ("Altman"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm's expenses. Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Independent Accountants' Fees

     The SEC's auditor independence rules require the Fund's Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

     The following table sets forth the aggregate fees paid to Ernst & Young, independent accountants for the Fund, for the Fund's fiscal year ended October 31, 2005 for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. For the Fund's fiscal year ended October 31, 2005, the independent accountants did not render any other audit-related services to the Fund, except as described under clauses (i) above. The Fund's Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the independent accountants from the Fund.

                                                                        Financial
                                                                       Information
                             Audit Fees      Audit                  Systems Design and
                             Charged to     Related        Tax        Implementation      All Other
         Fund                 the Fund       Fees          Fees            Fees              Fees*      Fiscal Year End
-------------------------  -------------  ----------  ------------  ------------------  -------------  -----------------
Korea Equity Fund, Inc..       $55,000      $9,000        $9,000           None             $9,500      October 31, 2005


--------------
  * These fees relate to tax advisory services for NAM, NAM-U.S.A., NAM-Hong Kong and NAM-Singapore; audit and audit-related services for NAM-Hong Kong; and non-audit services for the Fund.

Voting Requirements

     The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of two Class II Director nominees (Proposal 1) and FOR the election of two Class III Director nominees (Proposal 2). Provided that a quorum has been established at the Meeting, approval of the election of two Class II Directors to the Board of Directors (Proposal 1) and approval of the election of two Class III Directors to the Board of Directors (Proposal 2) require the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, in person or by proxy. Approval of any other routine matter which may properly come before the Meeting for consideration requires the affirmative vote of a majority of the votes cast.

Broker Non-Votes and Abstentions

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Depositary Center Inc. ("JASDEC") holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that under the rules of the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JASDEC may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm's or the JASDEC's request for voting instructions. Certain broker-dealer firms or the JASDEC may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JASDEC to vote on the proposals to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any proposal will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees and the shareholder proposals.

Other Matters

     With regard to any other business matters that may properly come before the Meeting for consideration, it is the intention of the persons named in the enclosed proxy to use their discretionary voting authority and to vote in accordance with their best judgment.

Address of Manager, Investment Adviser and Investment Sub-Advisers

     The address of NAM-U.S.A. is Two World Financial Center, Building B, New York, New York 10281. The address of NAM is 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan. The address of Nomura Asset Management Hong Kong Limited is 30th Floor, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. The address of Nomura Asset Management Singapore Limited is 6 Battery Road, #40-02 Singapore 049909.

Proposals of Shareholders

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in August 2007, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by March 14, 2007. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund by April 18, 2007. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281.

     Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund's proxy statement and form of proxy, must send written notice of such proposals to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281, and such notice must be received by the Secretary no sooner than March 20, 2007 and no later than April 18, 2007 in the form prescribed from time to time in the Fund's Bylaws.

                                    By Order of the Board of Directors



                                              Neil A. Daniele
                                                 Secretary


New York, New York
Dated: July 12, 2006

                            KOREA EQUITY FUND, INC.
                    Two World Financial Center, Building B
                           New York, New York 10281

                                     PROXY

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned shareholder of Korea Equity Fund, a Maryland corporation (the "Company"), hereby appoints Kenneth Munt and Neil A. Daniele as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the "Annual Meeting") to be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York , New York, on August 17, 2006, at 10:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

                               -----------------

     The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

                               -----------------

         PLEASE COMPLETE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                                     USING
                             THE ENCLOSED ENVELOPE

                              ------------------

     Please sign exactly as name(s) appear(s) hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

-------------------------------------- ---------------------------------------
HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?
-------------------------------------- ---------------------------------------
  ----------------------------------     -----------------------------------
-------------------------------------- ---------------------------------------
  ----------------------------------     -----------------------------------
-------------------------------------- ---------------------------------------
  ----------------------------------     -----------------------------------
-------------------------------------- ---------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                               -----------------

                            KOREA EQUITY FUND, INC.

                              ------------------

     Mark box at right if an address change or comment has been noted on the reverse side of this card. / /

CONTROL NUMBER:

    Please be sure to sign and date this Proxy


-------------------------------------------------------- -------------------- ----------------- -----------------
THE BOARD OF DIRECTORS                                   For                                    For All
RECOMMENDS A VOTE                                        All                                    Nominees
"FOR" ALL CLASS II DIRECTOR                              Nominees             Withhold          Except
NOMINEES                                                 / /                  / /               / /


1. Election of two Class II Directors for a two-year term and until their successors are duly elected and qualify:

     Chor Weng Tan
     Hiroshi Terasaki

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.


-----------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS                                   For                                    For All
RECOMMENDS A VOTE                                        All                                    Nominees
"FOR" ALL CLASS III DIRECTOR                             Nominees             Withhold          Except
NOMINEES                                                 / /                  / /               / /


2. Election of two Class III Directors for a three-year term and until their successors are duly elected and qualify:

     Rodney A. Buck
     James E. Hillman

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof.

Date ________________

_____________ Shareholder sign here ______________ Co-owner sign here ________